This page being filed
                                                for series 9

For the fiscal period ended (a) 12/31/96
File number (c)811-7064


                          SUB-ITEM 77C
      Submission of Matters to a Vote of Security Holders


     A  special  Meeting of Shareholders was held on  August
28,  1996.   At  such meeting the shareholders approved  the
following proposals:

      1) Approval that Eugene C. Dorsey, Douglas H. McCorkindale, Thomas T. Mooney and Richard A. Redeker are duly elected to serve as Trustees of the Trust until the earlier to occur of (I) the next meeting of Shareholders at which Trustees are elected and until his or her successor shall have been duly elected and shall have qualified or (ii) their terms expire in accordance with the Trust's retirement policy.

                         Affirmative               Negative
                         Votes   Cast                  Votes
Cast

     Eugene        C.        Dorsey               10,517,621
0
     Douglas        H.        McCorkindale        10,527,603
0
     Thomas        T.        Mooney               10,527,603
0
     Richard        A.        Redeker             10,522,246
0

     2.) To permit Prudential Mutual Fund Management LLC to enter into or make material changes to subadvisory agreements without shareholder approval

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              7,359,356              402,081

     4.) To ratify the selection of Deloitte & Touche LLP as the Trust's independent accountants for the fiscal year ended December 31, 1996.

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              10,472,304
154,121

     5.) To transact such other business as may properly come before the meeting and any adjournments thereof.









                                       This page being filed
                                                for series 7

For the fiscal period ended (a) 12/31/96
File number (c)811-7064


                          SUB-ITEM 77C
      Submission of Matters to a Vote of Security Holders


     A  special  Meeting of Shareholders was held on  August
28,  1996.   At  such meeting the shareholders approved  the
following proposals:

      1) Approval that Eugene C. Dorsey, Douglas H. McCorkindale, Thomas T. Mooney and Richard A. Redeker are duly elected to serve as Trustees of the Trust until the earlier to occur of (I) the next meeting of Shareholders at which Trustees are elected and until his or her successor shall have been duly elected and shall have qualified or (ii) their terms expire in accordance with the Trust's retirement policy.

                         Affirmative               Negative
                         Votes   Cast                  Votes
Cast

     Eugene C. Dorsey         3,928,137                0
     Douglas H. McCorkindale  3,924,714                0
     Thomas T. Mooney         3,919,978                0
     Richard A. Redeker       3,922,976                0

     2.) To permit Prudential Mutual Fund Management LLC to enter into or make material changes to subadvisory agreements without shareholder approval

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              3,168,077              227,016

     4.) To ratify the selection of Deloitte & Touche LLP as the Trust's independent accountants for the fiscal year ended December 31, 1996.

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              3,869,512            55,635

     5.) To transact such other business as may properly come before the meeting and any adjournments thereof.

                                       This page being filed
                                               for series 10

For the fiscal period ended (a) 12/31/96
File number (c)811-7064


                          SUB-ITEM 77C
      Submission of Matters to a Vote of Security Holders


     A  special  Meeting of Shareholders was held on  August
28,  1996.   At  such meeting the shareholders approved  the
following proposals:

      1) Approval that Eugene C. Dorsey, Douglas H. McCorkindale, Thomas T. Mooney and Richard A. Redeker are duly elected to serve as Trustees of the Trust until the earlier to occur of (I) the next meeting of Shareholders at which Trustees are elected and until his or her successor shall have been duly elected and shall have qualified or (ii) their terms expire in accordance with the Trust's retirement policy.

                         Affirmative               Negative
                         Votes   Cast                  Votes
Cast

     Eugene C. Dorsey         1,957,025                0
     Douglas H. McCorkindale  1,955,979                0
     Thomas T. Mooney         1,954,422                0
     Richard A. Redeker       1,958,504                0

     2.) To permit Prudential Mutual Fund Management LLC to enter into or make material changes to subadvisory agreements without shareholder approval

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              1,562,468              91,537
     4.)  To  ratify the selection of Deloitte & Touche  LLP
          as the Trust's independent accountants for the fiscal year ended December 31, 1996.
                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              1,928,051               19,573

     5.) To transact such other business as may properly come before the meeting and any adjournments thereof.

                                       This page being filed
                                                for series 5

For the fiscal period ended (a) 12/31/96
File number (c) 811-7064


                          SUB-ITEM 77C
      Submission of Matters to a Vote of Security Holders


     A  special  Meeting of Shareholders was held on  August
28,  1996.   At  such meeting the shareholders approved  the
following proposals:

      1) Approval that Eugene C. Dorsey, Douglas H. McCorkindale, Thomas T. Mooney and Richard A. Redeker are duly elected to serve as Trustees of the Trust until the earlier to occur of (I) the next meeting of Shareholders at which Trustees are elected and until his or her successor shall have been duly elected and shall have qualified or (ii) their terms expire in accordance with the Trust's retirement policy.

                         Affirmative               Negative
                         Votes   Cast                  Votes
Cast

     Eugene C. Dorsey         7,518,180                0
     Douglas H. McCorkindale  7,517,638                0
     Thomas T. Mooney         7,511,818                0
     Richard A. Redeker       7,525,357                0

     2.) To permit Prudential Mutual Fund Management LLC to enter into or make material changes to subadvisory agreements without shareholder approval

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              5,603,888              536,288
     4.) To ratify the selection of Deloitte & Touche LLP as the Trust's independent accountants for the fiscal year ended December 31, 1996.

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              7,439,362             322,099

     5.) To transact such other business as may properly come before the meeting and any adjournments thereof.

                                       This page being filed
                                                for series 1

For the fiscal period ended (a)12/31/96
File number (c)811-7064


                          SUB-ITEM 77C
      Submission of Matters to a Vote of Security Holders


     A  special  Meeting of Shareholders was held on  August
28, 1996. At such meeting the shareholders approved the the following proposals:

      1) Approval that Eugene C. Dorsey, Douglas H. McCorkindale, Thomas T. Mooney and Richard A. Redeker are duly elected to serve as Trustees of the Trust until the earlier to occur of (i) the next meeting of Shareholders at which Trustees are elected and until his or her successor shall have been duly elected and shall have qualified or (ii) their terms expire in accordance with the Trust's retirement policy.

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast

     Eugene        C.        Dorsey                8,224,387
0
     Douglas        H.        McCorkindale         8,223,439
0
     Thomas        T.        Mooney                8,217,778
0
     Richard        A.        Redeker              8,226,077
0

     2.) To permit Prudential Mutual Fund Management LLC to enter into or make material changes to subadvisory agreements without sharehlder approval

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              8,030,583
557,258
     4.) To ratify the selection of Deloitte & Touche LLP as the Trust's independent accountants for the fiscal year ended December 31, 1996.

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              8,091,107
316,164


     5.) To transact such other business as may properly come before the meeting and any adjournments thereof.

                                       This page being filed
                                                for series 2

For the fiscal period ended(a)12/31/96
File number (c)811-7064


                          SUB-ITEM 77C
      Submission of Matters to a Vote of Security Holders


     A  special  Meeting of Shareholders was held on  August
28, 1996. At such meeting the shareholders approved the the following proposals:

      1) Approval that Eugene C. Dorsey, Douglas H. McCorkindale, Thomas T. Mooney and Richard A. Redeker are duly elected to serve as Trustees of the Trust until the earlier to occur of (i) the next meeting of Shareholders at which Trustees are elected and until his or her successor shall have been duly elected and shall have qualified or (ii) their terms expire in accordance with the Trust's retirement policy.

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast

     Eugene        C.        Dorsey                7,600,782
0
     Douglas        H.        McCorkindale         7,599,948
0
     Thomas        T.        Mooney                7,594,592
0
     Richard        A.        Redeker              7,602,097
0

     2.) To permit Prudential Mutual Fund Management LLC to enter into or make material changes to subadvisory agreements without sharehlder approval

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              5,624,885
523,939

     3.) To approve a new subadvisory agreement between Prudential Mutual Fund Management LLC and Hotchis and Wiley, L.P., a California limited partnership

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              6,013,240
138,833
     4.) To ratify the selection of Deloitte & Touche LLP as the Trust's independent accountants for the fiscal year ended December 31, 1996.

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              7,503,024
67,099

     5.) To transact such other business as may properly come before the meeting and any adjournments thereof.


                                       This page being filed
                                                for series 8

For the fiscal period ended (a) 12/31/96
File number (c)811-7064


                          SUB-ITEM 77C
      Submission of Matters to a Vote of Security Holders


     A  special  Meeting of Shareholders was held on  August
28,  1996.   At  such meeting the shareholders approved  the
following proposals:

      1) Approval that Eugene C. Dorsey, Douglas H. McCorkindale, Thomas T. Mooney and Richard A. Redeker are duly elected to serve as Trustees of the Trust until the earlier to occur of (I) the next meeting of Shareholders at which Trustees are elected and until his or her successor shall have been duly elected and shall have qualified or (ii) their terms expire in accordance with the Trust's retirement policy.

                         Affirmative               Negative
                         Votes   Cast                  Votes
Cast

     Eugene C. Dorsey         3,739,976                0
     Douglas H. McCorkindale  3,739,063                0
     Thomas T. Mooney         3,737,274                0
     Richard A. Redeker       3,738,811                0

     2.) To permit Prudential Mutual Fund Management LLC to enter into or make material changes to subadvisory agreements without shareholder approval

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              2,588,811              195,751

     4.) To ratify the selection of Deloitte & Touche LLP as the Trust's independent accountants for the fiscal year ended December 31, 1996.

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              3,695,435              34,932

     5.) To transact such other business as may properly come before the meeting and any adjournments thereof.

                                       This page being filed
                                                for series 4

For the fiscal period ended (a)12/31/96
File number (c)811-7064


                          SUB-ITEM 77C
      Submission of Matters to a Vote of Security Holders


     A  special  Meeting of Shareholders was held on  August
28, 1996. At such meeting the shareholders approved the the following proposals:

      1) Approval that Eugene C. Dorsey, Douglas H. McCorkindale, Thomas T. Mooney and Richard A. Redeker are duly elected to serve as Trustees of the Trust until the earlier to occur of (i) the next meeting of Shareholders at which Trustees are elected and until his or her successor shall have been duly elected and shall have qualified or (ii) their terms expire in accordance with the Trust's retirement policy.

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast

     Eugene        C.        Dorsey                3,683,588
0
     Douglas        H.        McCorkindale         3,884,333
0
     Thomas        T.        Mooney                3,881,525
0
     Richard        A.        Redeker              3,885,563
0

     2.) To permit Prudential Mutual Fund Management LLC to enter into or make material changes to subadvisory agreements without sharehlder approval

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              2,798,401
267,812

     4.) To ratify the selection of Deloitte & Touche LLP as the Trust's independent accountants for the fiscal year ended December 31, 1996.

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              3,537,129
50,843


     5.) To transact such other business as may properly come before the meeting and any adjournments thereof.




                                       This page being filed
                                                for series 3

For the fiscal period ended (a)12/31/96
File number (c)811-7064


                          SUB-ITEM 77C
      Submission of Matters to a Vote of Security Holders


     A special Meeting of Shareholders was held on August
28, 1996. At such meeting the shareholders approved the the following proposals:

      1) Approval that Eugene C. Dorsey, Douglas H. McCorkindale, Thomas T. Mooney and Richard A. Redeker are duly elected to serve as Trustees of the Trust until the earlier to occur of (i) the next meeting of Shareholders at which Trustees are elected and until his or her successor shall have been duly elected and shall have qualified or (ii) their terms expire in accordance with the Trust's retirement policy.

                              Affirmative
Negative
                              Votes Cast               Votes
Cast

     Eugene C. Dorsey         4,475,508
0
     Douglas H. McCorkindale  4,472,205
0
     Thomas T. Mooney         4,470,219
0
     Richard A. Redeker       4,475,481
0

     2.) To permit Prudential Mutual Fund Management LLC to enter into or make material changes to subadvisory agreements without sharehlder approval

                         Affirmative               Negative
                         Votes Cast                Votes
Cast
                         3,267,569                315,025


     4.) To ratify the selection of Deloitte & Touche LLP as the Trust's independent accountants for the fiscal year ended December 31, 1996.

                              Affirmative          Negative
                              Votes Cast           Votes
Cast
                              4,420,174
185,129

     5.) To transact such other business as may properly come before the meeting and any adjournments thereof.


                                       This page being filed
                                                for series 6

For the fiscal period ended (a) 12/31/96
File number (c) 811-7064


                          SUB-ITEM 77C
      Submission of Matters to a Vote of Security Holders


     A  special  Meeting of Shareholders was held on  August
28,  1996.   At  such meeting the shareholders approved  the
following proposals:

      1) Approval that Eugene C. Dorsey, Douglas H. McCorkindale, Thomas T. Mooney and Richard A. Redeker are duly elected to serve as Trustees of the Trust until the earlier to occur of (I) the next meeting of Shareholders at which Trustees are elected and until his or her successor shall have been duly elected and shall have qualified or (ii) their terms expire in accordance with the Trust's retirement policy.

                         Affirmative               Negative
                         Votes   Cast                  Votes
Cast

     Eugene C. Dorsey         2,263,386                0
     Douglas H. McCorkindale  2,264,433                0
     Thomas T. Mooney         2,261,959                0
     Richard A. Redeker       2,262,823                0

     2.) To permit Prudential Mutual Fund Management LLC to enter into or make material changes to subadvisory agreements without shareholder approval

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              1,648,880              113,566
     4.) To ratify the selection of Deloitte & Touche LLP as the Trust's independent accountants for the fiscal year ended December 31, 1996.

                              Affirmative
Negative
                              Votes                     Cast
Votes Cast
                              2,233,216             81,626

     5.) To transact such other business as may properly come before the meeting and any adjournments thereof.